Exhibit 99.1

W. Edward Walter, President and Chief Executive Officer

of Host Hotels & Resorts, Inc., to Step Down at Year-End 2016

James F. Risoleo, 20-Year Veteran of Host Hotels, Named as Walter’s Successor

BETHESDA, Md., December 14, 2016 – Host Hotels & Resorts, Inc. (NYSE:HST) (“Host Hotels” or the “Company”), the nation’s largest lodging real estate investment trust (“REIT”), today announced that W. Edward Walter will step down from his executive positions and as a member of the Company’s Board of Directors, effective December 31, 2016. James F. Risoleo, Executive Vice President and Managing Director of Investments, West Coast and Europe, will succeed Mr. Walter as President and Chief Executive Officer, effective January 1, 2017, and will also be appointed to the Company’s Board of Directors. To ensure a seamless transition of leadership responsibilities, Mr. Walter will remain with Host Hotels through January 31, 2017.

Richard Marriott, Chairman of the Host Hotels Board of Directors, said, “We are grateful for Ed’s innumerable contributions to Host Hotels’ success over his more than two decades of dedicated service to our company. Under his leadership, Host Hotels significantly grew and enhanced its portfolio through more than $7 billion of asset acquisitions and divestitures. We also created one of the strongest balance sheets in the REIT industry, which will provide the foundation for future growth. Importantly, we have generated significant value for our business partners, stockholders and associates and solidified our position at the forefront of our industry. We thank Ed and wish him all the best.”

Mr. Risoleo joined Host Hotels in 1996 and has served in a variety of senior leadership positions during his tenure with the Company, including as Chief Investment Officer from 2000 through 2011. He has overseen investments in Europe since the inception of Host Hotels’ activities there in 2006 and is currently responsible for all of the Company’s West Coast investment activities.

Mr. Marriott continued, “Host Hotels benefits from a strong and deep executive leadership team, and we are pleased to have someone of Jim’s caliber to succeed Ed. With 20 years of experience at our company, Jim has broad-based experience and benefits from exposure to a range of disciplines across Host Hotels, along with an intimate knowledge of our business, our operations and the real estate and lodging industries. Additionally, his business acumen and expertise have been instrumental in developing our best-in-class portfolio of assets. I am confident that Jim and our executive team will provide outstanding leadership to create a culture of collaboration and innovation to deliver long-term growth in value for our stockholders.”

Mr. Walter said, “It has been an enormous privilege to lead Host Hotels for the past decade, and I am proud of everything the team has accomplished together. I have worked closely with Jim throughout my career at Host, and I believe that he is the ideal individual to drive the future success of the Company.”

Host Hotels & Resorts, Inc. News Release	December 14, 2016

“I am honored to become the next President and CEO of Host Hotels and work alongside such a talented group of individuals,” Mr. Risoleo said. “The Company has a superior and diversified portfolio of iconic properties, a solid balance sheet and a strong executive team with which to execute our plans for future success. I look forward to working with the dedicated associates across our organization as we implement our plans to drive growth, profitability and stockholder value creation.”

About James F. Risoleo

James F. Risoleo joined Host Hotels in 1996 as Senior Vice President for Acquisitions. He was elected Executive Vice President and Chief Investment Officer in 2000. In 2012, he became Managing Director of Host Hotels’ European business activities, responsible for acquisitions, dispositions and management of its European Joint Venture. In 2015, Mr. Risoleo also assumed leadership for all of the Company’s West Coast Investment activities.

Prior to joining Host Hotels, Mr. Risoleo served as Vice President of Development for Interstate Hotels Corporation, then the nation’s largest independent hotel management company. Earlier in his career, he was a Senior Vice President at Westinghouse Financial Services. Mr. Risoleo received a Bachelor of Science degree from Duquesne University School of Business and a Juris Doctor from Duquesne University School of Law.

About Host Hotels & Resorts

Host Hotels & Resorts, Inc. is an S&P 500 and Fortune 500 company and is the largest lodging real estate investment trust and one of the largest owners of luxury and upper-upscale hotels. The Company currently owns 89 properties in the United States and 7 properties internationally totaling approximately 54,000 rooms. The Company also holds non-controlling interests in six joint ventures, including one in Europe that owns 10 hotels with approximately 3,900 rooms and one in Asia that has interests in five hotels in India. Guided by a disciplined approach to capital allocation and aggressive asset management, the Company partners with premium brands such as Marriott®, Ritz-Carlton®, Westin®, Sheraton®, W®, St. Regis®, Le Meridien®, The Luxury Collection®, Hyatt®, Fairmont®, Hilton®, Swissôtel®, ibis®, Pullman®, and Novotel® as well as independent brands in the operation of properties in over 50 major markets worldwide. For additional information, please visit the Company’s website at www.hosthotels.com.

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: changes in national and local economic and business conditions and other factors such as natural disasters, pandemics and weather that will affect occupancy rates at our hotels and the demand for hotel products and services; the impact of geopolitical developments outside the U.S. on lodging demand; volatility in global financial and credit markets; operating risks associated with the hotel business; risks and limitations in our operating flexibility associated with the level of our indebtedness and our ability to meet covenants in our debt agreements; risks associated with our relationships with property managers and joint venture partners; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; the effects of hotel renovations on our hotel occupancy and financial results; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; risks associated with our ability to complete acquisitions and dispositions and develop new properties and the risks that acquisitions and new developments may not perform in accordance with our expectations; our ability to continue to satisfy complex rules in order for us to remain a REIT for federal income tax purposes; risks associated with our ability to effectuate our dividend policy, including factors such as operating results

Host Hotels & Resorts, Inc. News Release	December 14, 2016

and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed; and other risks and uncertainties associated with our business described in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

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